Exhibit 10.201

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

SEVENTEENTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Seventeenth Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Seventeenth Amendment”) is made and entered into as of this 4th day of June, 2013 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with **** transponders **** Galaxy 18; **** transponders **** Horizons 1; and **** Transponder **** Horizon-1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to **** Transponder Capacity by **** Transponder **** satellite.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, ****), in ****, for the Capacity Term (as defined here), the **** Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B. For purposes of this Agreement, the “**** Transponder Capacity” or “**** Transponders” shall consist of (a) **** (as defined in Section 1.2, below) **** transponders (collectively, the “**** Transponders’ and individually, the “**** Transponder”) from that certain U.S. domestic satellite referred to by Intelsat as “****,” located in geostationary orbit at **** Longitude, (b) **** transponders from the **** of that certain satellite referred to by Intelsat as “****” at **** Longitude (“**** Transponder”); (c) **** Transponder **** on ****; and (e) **** Transponder from that certain U.S. domestic satellite referred to by Intelsat as “****” located in geostationary orbit at **** Longitude (the “**** Transponder”).

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

A **** Transponder is a transponder **** to the **** Parties of **** Transponders **** of their **** Transponders. **** Transponders shall be **** the **** Parties of the **** Transponders (or such **** Party’s ****) **** transponder **** agreement for such **** Transponders.

The transponders on the Satellite and the beams in which these transponders are grouped are referred to as “Transponder(s)” and the “Beam(s),” respectively. Galaxy 18, Galaxy 13 or Horizons 1 **** Customer **** hereunder, as applied in context herein, is referred to as the “Satellite.” Intelsat shall **** the **** Transponder Capacity to ****, except as specifically permitted under this Agreement.

3.	Capacity Term. The Capacity Term for the **** Transponder shall **** and shall ****.

4.
**** Fee. The **** Fee for the **** Transponder shall **** US$**** Fee of US$****; however, such rate **** US$**** (**** Fee of US$****) effective **** in the event Customer **** with Intelsat **** transponders on the **** satellite to **** by ****.

5.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Seventeenth Amendment as of the day and year above written.

INTELSAT CORPORATION            GCI COMMUNICATION CORP.

By:     __/s/_____________________        By: ___/s/_____________________
Name:    Patricia A. Casey___________        Name: Jimmy Sipes_____________

Title:	SVP & Deputy General Counsel Title: VP Network Services & Chief Engineer

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

APPENDIX B-1 ****

TECHNICAL APPENDIX

Satellite Information
Satellite:	****
Planned Orbital Location:	**** Longitude
Uplink Beam/Band:	**** / ****
Downlink Beam/Band:	**** / ****
Nominal Transponder Bandwidth **** :	****
Customer's Transponder Capacity Allocation:	****

1.0 INTRODUCTION. This Technical Appendix contains the Performance Specifications for the **** transponders assigned to the **** Uplink beam - **** Downlink beam. As described further herein the specifications are **** transponder and **** as noted ****.

2.0	SATELLITE PERFORMANCE CHARACTERISTICS

Orbital Tolerances:	Longitude Tolerance	**** degrees
	Inclination Tolerance	**** degrees

2.1    Communication Antenna Pointing:    The Satellite will maintain the orientation of its communications antenna relative to the earth such that the EIRP, G/T and SFD described in
. Section 3.1 are maintained.

[The following “watermark” appears on each page of Appendix B-1: “March 30, 2006 Execution Copy” and has been removed to allow better clarity of the text of the appendix.]

Appendix B-1
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

3.0    COMMUNICATION SYSTEM PERFORMANCE CHARACTERISTICS

3.1    EIRP, G/T and SFD Performance Specifications. PanAmSat specifies nominal **** transponder performance values for EIRP, G/T and SFD for selected cities within **** Uplink beam – **** Downlink beam of the Satellite as given below.

Location	EIRP dBW [Notes 1, 2, 3, 5]	G/T dB/K [Notes 1, 3, 4, 5]	SFD dBW/m2 [Notes 1, 2, 3, 4, 5l
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

Note (1): Values apply **** transponder.
Note (2):     Values reflect **** transponder ****.
Note (3): With **** section **** and **** amplifier.
Note (4): Values apply **** in the **** .

Note (5): All values are ****.

3.1.1 Estimated EIRP G/F and SFD in Locations Other Than Specified Cities. In addition to the values indicated above, Figure B-1 provides EIRP contours for the Satellite Downlink Beams. Figure B-2 provides G/T contours for the Satellite Uplink Beams. These contours permit the user to estimate EIRP and G/T for other locations within the overall footprint. Estimated minimum beam center EIRP for the Transponders is ****. Estimated minimum beam center G/T for the Transponders is ****. The SFD (****, and at the **** contour) is ****.

Note:
Beam center values are based on the specific beam patterns attached. The contours are provided for estimation purposes only; the Performance Specification is based solely on the values for specific locations provided in Section 3.1. It is recommended that a **** margin be included when utilizing the contours.

[The following “watermark” appears on each page of Appendix B-1: “March 30, 2006 Execution Copy” and has been removed to allow better clarity of the text of the appendix.]

Appendix B-1
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

Figure B-1. ****

****

[Map of a region of the Earth with an overlay of numbred contour lines of spectific magnitudes in units of dBW.]

**** Downlink Beam
(Contours **** dBW)

[The following “watermark” appears on each page of Appendix B-1: “March 30, 2006 Execution Copy” and has been removed to allow better clarity of the text of the appendix.]

Appendix B-1
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

Figure B-2. **** Uplink Beam

****

[Map of a region of the Earth with an overlay of numbred contour lines of spectific magnitudes in units of dB/K.]

**** Uplink Beam
(Contours **** dB/K)

[The following “watermark” appears on each page of Appendix B-1: “March 30, 2006 Execution Copy” and has been removed to allow better clarity of the text of the appendix.]

Appendix B-1
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

3.1.2    Saturation. For the purposes of this Specification, saturation is defined as the point on the single carrier power-out versus power-in transfer curve corresponding to the operating point that provides the specified EIRP output power and simultaneously meets the required linearity. All values listed in Section 3.1 are at full transponder saturation.

3.1.3    Two Carrier and Multi-carrier Operation. The values provided in Sections 3.1 and 3.1.1 are based on the occupancy of the Transponder by a single carrier. For operation in dual carrier mode, the following input and output back-off requirements must be met:

Mode	Output	Input(see Note 1)
Two Carrier	****	****
****

Note (1): **** is **** may be ****.

Accordingly, an 18 MHz dual carrier digital video operation must be conducted at a level determined by the following formula:

EIRPCARRIER = EIRPSAT - Output Back-off

While subject to final approval by PanAmSat based on the specific transponder configuration, in general multi-carrier operations (3 or more QPSK carriers) must be conducted with a composite output and input back-off meeting the following specifications:

Mode	Output	Input(see Note 1 above)
Multi Carrier	****	****

For shared use Transponders, additional power constraints may be imposed in order to reduce the generation of intermodulation of other spurious signals.

[The following “watermark” appears on each page of Appendix B-1: “March 30, 2006 Execution Copy” and has been removed to allow better clarity of the text of the appendix.]

Appendix B-1
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

3.1.4    Input Attenuators. The gain of each Transponder is adjustable by ground command over a range of **** in **** increments. The gain setting for each Transponder can be chosen by the Customer and must take into consideration the need to limit co-channel and adjacent satellite interference.

3.1.5	SFD Gain Stability. The SFD shall not vary by more than **** over any **** and **** the Satellite for the specified cities listed in Section 3.1, assuming the following:

a)	Including the **** the transponder.

b)	Exluding the ****.

c)	Excluding **** spacecraft **** errors.

d)	Including ****.

3.1.6
EIRP Change Due to Redundant Power Amplifier. When any transponder is switched from its primary HPA to an adjacent HPA, the transponder output power shall not decrease by more than **** relative to the EIRP using the primary power amplifier.

3.1.7	Gain Change Due to First Redundant Receiver. When the first redundant receiver is substituted for a primary receiver, the gain of the affected transponders shall not decrease by more than ****.

3.2	Satellite Communication System Expected Performance

3.2.1    Cross Polarization. Cross polarization isolation between co-frequency Transponders is expected to be a minimum of **** contour ****

3.2.2    Nominal Channel Frequencies, Polarization and Passband.     Each Transponder in the Beam shall have the Nominal Tansponder Bandwidth specified above using the frequencies and polarizations shown below. PanAmSat reserves the right to assign and/or reassign Customer's space segment allocation (and its other customer's space segment allocations) within the Transponder or to other Transponders within the applicable Uplink and/or Downlink Beam of the Satellite in order to minimize mutual interference between adjacent satellites, to ensure compliance with applicable coordination agreements with other networks, and/or to permit efficient loading of the Satellite. Except in emergency circumstances, PanAmSat shall notify Customer of any changes to its initial allocation as soon as reasonably practicable prior to such change and shall use reasonable efforts to minimize disruption to Customer's Transponder Capacity during any such change.

[The following “watermark” appears on each page of Appendix B-1: “March 30, 2006 Execution Copy” and has been removed to allow better clarity of the text of the appendix.]

Appendix B-1
**** Beam
Technical Appendix

6

****CONFIDENTIAL TREATMENT

SATELLITE/BEAM FREQUENCY PLAN

****	Bandwidth (MHz}	Uplink Center Frequency (MHz)	Uplink Polarization	Downlink Center Frequency (MHz)	Downlink Polarization
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

3.2.3	Frequency Translation. The communication system translates uplink transmissions by a net frequency subtraction of ****. The net translation error is not expected to exceed ****.

3.2.4
In-Band Frequency Response. For carrier levels between single carrier saturation and **** below single carrier saturation, the output power of each transponder under single carrier operation conditions and excluding adjacent channel multipath effects, shall not vary by more than the following:

Frequency from Channel Center ( MHz)	Maximum Transponder Output Power Variation Peak-to-Peak (dB)
****	****
****	****

Note: All values are nominal ****.

[The following “watermark” appears on each page of Appendix B-1: “March 30, 2006 Execution Copy” and has been removed to allow better clarity of the text of the appendix.]

Appendix B-1
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

3.2.5
Total Group Delay. The maximum total group delay in any Transponder relative to the value at channel center, excluding adjacent Transponder multipath delay, and measured between the input to the receive antenna and the output of the transmit antenna, shall be less than the values listed below. These requirements apply at flux densities between the SFD and **** below the SFD.

Frequency from Channel Center< MHz)	Total Group Delay (ns)
****	****
****	****
****	****
****	****
****	****

Note : All values are nominal ****.

3.2.6
Transponder Amplitude Linearity.    In any Transponder the carrier to third order intermodulation ratio shall be equal to or greater than those values shown below for the primary channel amplifier. The input back-off shown is for each of two equal power carriers relative to single carrier saturation. A degradation **** shall be allowed at each output level for any channel other than the primary.

Total Output Backoff Level Relative to Single Carrier Saturation, dB	Carrier/3rd Order Intermod
****	****
****	****
****	****
****	****
****	****

Note: All values are nominal ****.

End of Appendix B-1 ****

[The following “watermark” appears on each page of Appendix B-1: “March 30, 2006 Execution Copy” and has been removed to allow better clarity of the text of the appendix.]

Appendix B-1
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

APPENDIX B-2 ****

TECHNICAL APPENDIX

Satellite Information
Satellite:	****
Planned Orbital Location:	**** Longitude
Uplink Beam/Band:	**** / ****
Downlink Beam/Band:	**** / ****
Nominal Transponder Bandwidth ****:	****
Customer's Transponder Capacity Allocation:	****

1.0     INTRODUCTION. This Technical Appendix contains the Performance Specifications for **** transponders assigned to **** Uplink beam - **** Downlink beam in a ****. As described further herein the specifications are **** transponder and **** as noted, ****.

2.1	SATELLITE PERFORMANCE CHARACTERISTICS

Orbital Tolerances:	Longitude Tolerance:	**** degrees
	Inclination Tolerance:	**** degrees
****:	Frequency:	****
	EIRP:	****
	Coverage:	****

2.2	Communication Antenna Pointing: The Satellite will maintain the orientation of its communications antenna relative to the earth such that the EIRP, G/T and SFD described in Section 3.1 are maintained.

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

3.1    COMMUNICATION SYSTEM PERFORMANCE CHARACTERISTICS

3.2
EIRP, G/T and SFD Performance Specifications. PanAmSat specifies nominal **** transponder performance values for EIRP, G/T and SFD for selected cities within **** Uplink beam – **** Downlink beam of the satellite as given below.

Location	H EIRP dBW [ Notes 1, 2, 3, 5]	V EIRP dBW [ Notes 1, 2, 3, 5]	H G/T dB/K [ Notes 1, 3, 4, 5]	V G/T dB/K [ Notes 1, 3, 4, 5]	H SFD dBW/m2 [ Notes 1, 2, 3, 4, 5]	V SFD dBW/m2 [ Notes 1, 2, 3, 4, 5]
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****

Note (1):    Values apply **** transponder.
Note (2):    Values reflect **** transponder ****.
Note (3):    With the **** section **** and **** amplifier.
Note (4):    Values apply **** in the ****.
Note (5):    All values are ****.

3.1.l    Estimated EIRP. G/T and SFD in Locations Other Than Specified Cities. In addition to the values indicated above, Figures B-1 and B-2 provide EIRP contours for the Satellite Downlink Beams. Figures B-3 and B-4 provide G/T contours for the Satellite Uplink Beams. These contours permit the user to estimate EIRP and G/T for other locations within the overall footprint. Estimated minimum beam center EIRP for the Transponders is **** for **** and **** for ****. Estimated minimum beam center G/T for the Transponders is **** for **** and **** for ****. The SFD (**** attenuation, and at the **** contour) is ****.

Note :
Beam center values are based on the specific beam patterns attached . The contours are provided for estimation purposes only; the Performance Specification is based solely on the values for specific locations provided in Section 3. 1. It is recommended that **** margin be included when utilizing the contours.

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

Figure B-1. **** Downlink ****L.

****

[Map of a region of the Earth with an overlay of numbred contour lines of spectific magnitudes in units of dBW.]

**** Downlink Beam
(Contours **** dBW)

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

Figure B-2. **** Downlink ****L.

****

[Map of a region of the Earth with an overlay of numbred contour lines of spectific magnitudes in units of dBW.]

**** Downlink
(Contours **** dBW)

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

Figure B-3. **** Uplink ****L.

****

[Map of a region of the Earth with an overlay of numbred contour lines of spectific magnitudes in units of dB/K.]

**** Uplink Beam
(Contours **** dB/K.)

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

Figure B-4. **** Uplink ****L.

****

[Map of a region of the Earth with an overlay of numbred contour lines of spectific magnitudes in units of dB/K.]

**** Uplink Beam
(Contours **** dB/K)

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

3.1.2    Saturation. For the purposes of this Specification, saturation is defined as the point on the single carrier power-out versus power-in transfer curve corresponding to the operating point that provides the specified EIRP output power and simultaneously meets the required linearity. All values listed in Section 3.1 are at full transponder saturation.

3.1.3    Two Carrier and Multi-carrier Operation. The values provided in Sections 3.1 and 3.1.1 are based on the occupancy of the Transponder by a single carrier. For operation in dual carrier mode, the following input and output back-off requirements must be met:

Mode	Output	Input(see Note 1)
Two Carrier	****	****
****

Note (1): **** is **** may be ****.

Accordingly, an 18 MHz dual carrier digital video operation must be conducted at a level determined by the following formula:

EIRPCARRIER = EIRPSAT - Output Back-off
While subject to final approval by PanAmSat based on the specific Transponder configuration, in general multi-carrier operations (3 or more QPSK carriers) must be conducted with a composite output and input back-off meeting the following specifications:

Mode	Output	Input(see Note 1)
Multi Carrier	****	****

For shared use Transponders, additional power constraints may be imposed in order to reduce the generation of intermodulation of other spurious signals.

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

3.1.4    Input Attenuators. The gain of each Transponder is adjustable by ground command over a range of **** in **** increments. The gain setting for each Transponder can be chosen by the Customer and must take into consideration the need to limit co-channel and adjacent satellite interference.

3.1.5	SFD Gain Stability. The SFD shall not vary by more than **** over any **** and **** over the life of the Satellite for the specified cities listed in Section 3.1, assuming the following:

a)	Including the **** the transponder.

b)	Exluding the ****.

c)	Including **** spacecraft **** errors.

d)	Including ****.

3.1.6
EIRP Change Due to Redundant Power Amplifier. When any transponder is switched from its primary HPA to an adjacent HPA, the transponder output power, at the beginning of life and ambient temperature, shall not decrease by more than **** relative to the EIRP using the primary power amplifier.

3.1.7
SFD Change Due to First Redundant Receiver. When the first redundant receiver is substituted for a primary receiver, the SFD, at the beginning of life at ambient temperature, shall not decrease by more than ****.

3.2	Satellite Communication System Expected Performance

3.2.1    Cross Polarization. Cross polarization isolation between co-frequency Transponders is expected to be a minimum of **** contour ****.

3.2.2    Nominal Channel Frequencies, Polarization and Passband.     Each    Transponder in the Beam shall have the Nominal Tansponder Bandwidth specified above using the frequencies and polarizations shown below. PanAmSat reserves the right to assign and/or reassign Customer's space segment allocation (and its other customer's space segment allocations) within the Transponder or to other Transponders within the applicable Uplink and/or Downlink Beam of the Satellite in order to minimize mutual interference between adjacent satellites, to ensure compliance with applicable coordination agreements with other networks, and/or to permit efficient loading of the Satellite. Except in emergency circumstances, PanAmSat shall notify Customer of any changes to its initial allocation as soon as reasonably practicable prior to such change and shall use reasonable efforts to minimize disruption to Customer's Transponder Capacity during any such change.

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

SATELLITE/BEAM FREQUENCY PLAN

****	Bandwidth (MHz}	Uplink Center Frequency (MHz)	Uplink Polarization	Downlink Center Frequency (MHz)	Downlink Polarization
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

3.2.3	Frequency Translation. The communication system translates uplink transmissions by a net frequency subtraction of ****. The net translation error is not expected to ****.

3.2.4
In-Band Frequency Response. For carrier levels between single carrier saturation and **** below single carrier saturation, the output power of each transponder under single carrier operation conditions and excluding adjacent channel multipath effects, shall not vary by more than the following:

Frequency from Channel Center ( MHz)	Maximum Transponder Output Power Variation. Peak-to-Peak (dB)
****	****
****	****

Note: All values are nominal ****.

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

3.2.5
Total Group Delay. The maximum total group delay in any Transponder relative to the value at channel center, excluding adjacent Transponder multipath delay, and measured between the input to the receive antenna and the output of the transmit antenna, shall be less than the values listed below. These requirements apply at flux densities between the SFD and **** below the SFD.

Frequency from Channel Center ( MHz)	Total Group Delay (ns)
****	****
****	****
****	****
****	****
****	****

Note : All values are nominal ****.

3.2.6
Transponder Amplitude Linearity.    In any Transponder the carrier to third order intermodulation ratio shall be equal to or greater than those values shown below for the primary channel amplifier. The input back-off shown is for each of two equal power carriers relative to single carrier saturation. A degradation of **** shall be allowed at each output level for any channel other than the primary.

Total Output Backoff Level for the sum relative relative to the output power at the single unmodulated carrier SFD, dB	Minimum Carrier/3rd Order Intermod, dB
****	****
****	****
****	****
****	****
****	****

Note : All values are nominal ****.

End of Appendix B-2

Appendix B-2
**** Beam
Technical Appendix

****CONFIDENTIAL TREATMENT

APPENDIX B-3

TECHNICAL APPENDIX FOR ****

Satellite Information
Satellite:	****
Orbital Location:	****
Uplink Beam/Band:	**** / ****
Downlink Beam/Band:	**** / ****
Nominal Transponder Bandwidth ****:	****

1.0 INTRODUCTION. This Technical Appendix contains the Performance Specifications for the **** transponders assigned to **** Satellites and **** Uplink beams – **** Downlink beams. As described further herein the specifications are **** transponder and **** as noted, ****.
The EIRP, G/T and SFD performance specifications are shown in section 3.1 for the **** satellites designated for the ****.

2.0    SATELLITE PERFORMANCE CHARACTERISTICS

Orbital Tolerances:	Longitude Tolerance:	****
	Inclination Tolerance:	****

2.1    Communication Antenna Pointing: The Satellite will maintain the orientation of its communications antenna relative to the earth such that the EIRP, G/T and SFD described in Section 3.1 are maintained.

Appendix B-3
**** Beams
Technical Appendix

****CONFIDENTIAL TREATMENT

3.0	COMMUNICATION SYSTEM PERFORMANCE CHARACTERISTICS

3.1
EIRP. G/T and SFD Performance Specifications . PanAmSat specifies nominal **** transponder performance values for EIRP, G/T and SFD for selected cities within **** Uplink beam – **** Downlink beam of the Satellite as given below.

**** SATELLITE ****

Location	EIRP dBW [ Notes 1, 2, 3, 5]	(H) G/T dB/K [Notes 1, 3, 4, 5]	(V) G/T dB/K [Notes 1, 3, 4, 5]	(H) SFD dBW/ m2 [Notes 1, 2, 3, 4, 5]	(V) SFD dBW/ m2 [Notes 1, 2, 3, 4, 5]
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

**** SATELLITE ****

Location	EIRP dBW [ Notes 1, 2, 3, 5]	G/T dB/K [Notes 1, 3, 4, 5]	SFD dBW/ m2 [Notes 1, 2, 3, 4, 5]
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

Note (1): Values apply **** transponder.
Note (2): Values reflect **** transponder ****.
Note (3): With the **** section **** and **** amplifier.
Note (4): Values apply **** in the nominal **** (**** nominal).
Note (5): All values are ****.
Note (6): Values apply ****.

Appendix B-3
**** Beams
Technical Appendix

****CONFIDENTIAL TREATMENT

3.1.1    Estimated **** Beam **** for EIRP, G/T and SFD for **** Satellite ****.
Estimated **** beam **** EIRP for the Transponders is **** beam. Estimated **** beam **** G/T **** the transponders is **** SFD (**** G/T contour) is****..
3.1.2     Estimated **** Beam **** for EIRP. G/T and SFD for **** Satellite ****.
Estimated **** beam **** EIRP for the Transponders is **** for the downlink beam. Estimated **** beam **** G/T **** the transponders is **** (**** G/T contour) is ****.

Note:    It is recommended that a **** beam ****.

3.1.3    Saturation. For the purposes of this Specification, saturation is defined as the point on the single carrier power-out versus power-in transfer curve corresponding to the operating point that provides the specified EIRP output power and simultaneously meets the required linearity.
All values listed in Section 3.1 are at full transponder saturation.

3.1.4	Two Carrier and Multi-carrier Operation. The values provided in Sections 3.1 and 3.1.1 are based on the occupancy of the Transponder by a single carrier. For operation in dual carrier mode, the following input and output back-off requirements must be met:

Mode	Output Backoff (OBO)	Input(see Note 1)
Two Carrier	****	****
Two Carrier	****

Note (1): **** is ****. **** may be **** .

Accordingly, an 18 MHz dual carrier digital video operation must be conducted at a level determined by the following formula:

EIRPCARRIER = EIRPSAT - Output Back-off

While subject to final approval by PanAmSat based on the specific Transponder configuration, in general multi-carrier operations (3 or more QPSK carriers) must be conducted with a composite output and input back-off meeting the following specifications:

Appendix B-3
**** Beams
Technical Appendix

****CONFIDENTIAL TREATMENT

Mode	Output Backoff (OBO)	Input(see Note 1)
Multi Carrier	****	****

For shared use Transponders, additional power constraints may be imposed in order to reduce the generation of intermodulation of other spurious signals.

3.1.5    Input Attenuators. The gain of each Transponder is adjustable by ground command over a minimum range of **** in **** increments. The gain setting for each Transponder can be chosen by the Customer and must take into consideration the need to limit co-channel and adjacent satellite interference.

3.1.6	SFD Gain Stability. The SFD shall not vary by more than **** over any **** and **** Satellite for the specified cities listed in Section 3.1, assuming the following:
a)    Including the **** the transponder.
b)    Exluding the ****.
c)    Excluding **** spacecraft **** errors.

3.1.7
EIRP Change Due to Redundant Power Amplifier. When any transponder is switched from its primary HPA to an adjacent HPA, the transponder output power shall not decrease by more than **** relative to the EIRP using the primary power amplifier.

3.1.8	Gain Change Due to First Redundant Receiver. When the first redundant receiver is substituted for a primary receiver, the gain of the affected transponders shall not decrease by more than ****.

3.2    Satellite Communication System Expected Performance

3.2.l    Cross Polarization. Cross polarization isolation between co-frequency Transponders is expected to be a minimum of **** contour ****.

3.2.2    Nominal Channel Frequencies. Polarization and Passband. Each Transponder in the Beam shall have the Nominal Tansponder Bandwidth specified above using the frequencies and polarizations shown below. PanAmSat reserves the right to assign and/or reassign Customer's space segment allocation (and its other customer's space segment allocations) within the Transponder or to other Transponders within the applicable Uplink and/or Downlink Beam of the Satellite in order to minimize mutual interference between adjacent satellites, to ensure compliance with applicable coordination agreements with other networks, and/or to permit efficient loading of the Satellite. Except in emergency circumstances, PanAmSat shall notify Customer of any changes to its initial allocation as soon as reasonably practicable prior to such

Appendix B-3
**** Beams
Technical Appendix

****CONFIDENTIAL TREATMENT

change and shall use reasonable efforts to minimize disruption to Customer's Transponder Capacity during any such change.

**** SATELLITE/BEAM FREQUENCY PLAN

****	Bandwidth (MHz)	Uplink Center Frequency (MHz)	Uplink Polarization	Downlink Center Frequency (MHz)	Downlink Polarization
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

Appendix B-3
**** Beams
Technical Appendix

****CONFIDENTIAL TREATMENT

**** SATELLITE/BEAM FREQUENCY PLAN

****	Bandwidth (MHz)	Uplink Center Frequency (MHz)	Uplink Polarization	Downlink Center Frequency (MHz)	Downlink Polarization
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

3.2.3	Frequency Translation . The communication system translates uplink transmissions by a net frequency subtraction of ****. The net translation error is not expected to exceed ****.

3.2.4
In-Band Frequency Response . For carrier levels between single carrier saturation and **** below single carrier saturation, the output power of each transponder under single carrier operation conditions and excluding adjacent channel multipath effects, shall not vary by more than the following:

Frequency from Channel Center ( MHz)	Maximum Transponder Output Power Variation Peak-to-Peak (dB)
****	****

Note : All values are nominal ****.

3.2.5
Total Group Delay. The maximum total group delay in any Transponder relative to the value at channel center, excluding adjacent Transponder multipath delay, and measured between the input to the receive antenna and the output of the transmit antenna, shall be less than the values listed below.

Appendix B-3
**** Beams
Technical Appendix

****CONFIDENTIAL TREATMENT

Frequency from Channel Center (MHz)	Total Group Delay (ns)
****	****
****	****
****	****

Note: All values are nominal ****.

3.2.6
Transponder Amplitude Linearity.    In any Transponder the carrier to third order intermodulation ratio shall be equal to or greater than those values shown below for the primary channel amplifier. The input back-off shown is for each of two equal power carriers relative to single carrier saturation. A degradation of **** shall be allowed at each output level for any channel other than the primary.

Total Output Backoff Level Relative to Single Carrier Saturation dB	Carrier/3rd Order Intermod
****	****
****	****
****	****

Note: All values are nominal ****.

End of Appendix B-3

Appendix B-3
**** Beams
Technical Appendix